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THE GCG TRUST

                              PROSPECTUS SUPPLEMENT

                             DATED DECEMBER 9, 2002

                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2002
                                       FOR
                                  THE GCG TRUST
                                  -------------

YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.

THE FOLLOWING CHANGES TO THE PROSPECTUS WILL BE EFFECTIVE AS OF DECEMBER 13,
2002:

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY ANY REFERENCE TO "JANUS CAPITAL MANAGEMENT LLC" AS THE PORTFOLIO MANAGER OF THE GROWTH PORTFOLIO CONTAINED IN THE SECTIONS OF THE GCG TRUST'S PROSPECTUS ENTITLED "PORTFOLIOS AT A GLANCE - GROWTH" AND "DESCRIPTION OF THE PORTFOLIOS -- GROWTH PORTFOLIO- PORTFOLIO MANAGER:"

                  "Marsico Capital Management, LLC"


THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY THE SECTION OF THE GCG TRUST'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS- GROWTH PORTFOLIO -PRINCIPAL INVESTMENT STRATEGY:"

"The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Marsico's investment approach generally combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.

If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

The Portfolio may also invest in:

     o    foreign securities (including in emerging or developing markets)

     o    forward foreign currency contracts, futures and options


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     o    debt securities


     o    high-yield bonds (up to 35%) of any quality


When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance."

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY THE SECTION OF THE GCG TRUST'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS-GROWTH PORTFOLIO-PRINCIPAL RISKS:"

"Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

     o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

     o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

     o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

     o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

          To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

     o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information."

The following information supersedes and replaces in its entirety the information contained in the section of The GCG Trust's Prospectus entitled "Description of the Portfolios -Growth Portfolio - Performance:"

 "The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.


                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                        GROWTH -- ANNUAL TOTAL RETURN *(1)
                 ----------------------------------------------
                    78.13%           -21.99%         -30.23%
                 ----------------------------------------------
                     1999             2000            2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual
        Total Return.................................     (30.23)%    3.16%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     41.31%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/01 ............   (24.22)%
                        -------------------------------


          (1) Marsico Capital Management, LLC has managed the Portfolio since December 13, 2002. Performance prior to December 13, 2002 is attributable to a different portfolio manager."

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY THE INFORMATION CONTAINED IN THE SECTION OF THE GCG TRUST'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS -GROWTH PORTFOLIO - MORE ON THE PORTFOLIO MANAGER:"

"Marsico Capital Management, LLC ("Marsico") has managed the Portfolio since December 13, 2002. Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. As of September 30, 2002, Marsico managed approximately $12.6 billion in assets. The following person at Marsico is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
----                       ---------------------------------------
Thomas                     F. Marsico Chairman, CEO and Chief Investment Officer
                           of Marsico. Mr. Marsico has more than 22 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr.
                           Marsico served as the portfolio manager of the Janus
                           Twenty Fund from January 31, 1988 through August 11,
                           1997 and served in the same capacity for the Janus
                           Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997."

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125522  GCG Trust Supplement                                            12/09/02